EXHIBIT 10.3

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Registration Rights Agreement”) is made and entered into as of November 15, 2004, by and among MOBILEPRO CORP., a Delaware corporation (the “Company”), and the persons and entities listed on Exhibit A attached hereto (the “Warrant Holders”).

A.  The Warrant Holders have agreed to purchase from the Company, and the Company has agreed to sell to the Warrant Holders, warrants (the “Warrants” and the shares issuable thereunder, the “Warrant Stock”) to purchase shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), on the terms and conditions set forth in that certain Warrant Agreement dated of even date herewith by and among the Company and the Warrant Holders, as amended from time to time (the “Warrant Agreement”).

B.  The Warrants were issued pursuant to the terms of that certain Loan Purchase Agreement and Transfer and Assignment of Shares by and among the Holders and the Company dated September 3, 2004, as amended by that certain letter agreement dated November 15, 2004, between the Company and the initial holder of this warrant, among other parties (as amended, the “Agreement”).

C.  The Agreement provides that the Warrant Holders shall be granted certain registration rights with respect to the Warrant Stock.

1.  REGISTRATION RIGHTS.

1.1  Definitions. For purposes of this Section 1:

(a)  Registration. The terms “register,” “registration” and “ registered” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the “Securities Act”), and the declaration or ordering of effectiveness of such registration statement.

(b)  Registrable Securities. The term “Registrable Securities” means the Warrant Stock.

(c)  Registrable Securities Then Outstanding. The number of shares of “Registrable Securities then outstanding” shall mean the number of shares of Common Stock which are Registrable Securities that are then (1) issued and outstanding or (2) issuable pursuant to the exercise or conversion of then outstanding and then exercisable and qualifying options, warrants or convertible securities.

(d)  Holder. The term “Holder” means any person owning of record Registrable Securities or any assignee of record of such Registrable Securities to whom rights set forth herein have been duly assigned in accordance with this Registration Rights Agreement; provided , however, that for purposes of this Registration Rights Agreement, a record holder of shares of Warrant Stock shall be deemed to be the Holder of Registrable Securities; provided, further, that Holders of Registrable Securities will not be required to convert their Warrants into shares of Common Stock in order to exercise the registration rights granted hereunder, until immediately before the closing of the offering to which the registration relates.

(e)  SEC. The term “SEC” or “Commission” means the U.S. Securities and Exchange Commission.

1.2  Piggyback Registrations. The Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to any employee benefit plan or a corporate reorganization or other transaction covered by Rule 145 promulgated under the Securities Act, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(a)  Underwriting. If a registration statement under which the Company gives notice under this Section 1.2 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder’s Registrable Securities to be included in a registration pursuant to this Section 1.2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Registration Rights Agreement, if the managing underwriter determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Company, second to Holders requesting inclusion of their Registrable Securities in such registration statement on a pro rata basis based on the number of Registrable Securities each such Holder has requested to be included in the registration. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice, given in accordance with Section 3.1 hereof, to the Company and the underwriter, delivered at least fifteen (15) days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder that is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a singl e “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.

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(b)  Expenses. All expenses incurred in connection with a registration pursuant to this Section 1.2, including without limitation all registration and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company (but excluding underwriters’ discounts and commissions) shall be borne by the Company.

1.3  Demand Registration. If the Company shall receive from any Holder or Holders of Registrable Securities a written request or requests that the Company effect a registration under the Securities Act pursuant to this Section 1.3 and any related qualification or compliance under state law with respect to all or a part of the Registrable Securities owned by such Holder or Holders, then the Company will do the following:

(a)  Notice. Promptly give written notice of the proposed registration and the Holder’s or Holders’ request therefor, and any related qualification or compliance, to all other Holders of Registrable Securities.

(b)  Registration. As soon as practicable, but, in ay event, within 120 days after such request, effect such registration on an appropriate form and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 1.3:

(1)  if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to register Registrable Securities and such other securities (if any) in an aggregate amount of less than twenty-five (25%) of the then outstanding Warrant Stock; provided, however, that the Company shall not be obligated to provide registration to the Holders more than twice under this Section 1.3; provided further that a registration shall not count as one of the permitted requested registrations unless Holders of Registrable Securities initiating such permitted registration are able to register and sell at least 80% of the Registrable Securities requested to be included in such permitted registration;

(2)  if the Company shall furnish to the Holders a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration under this Section 1.3 to be effected at such time, in which event the Company shall have the right to defer the filing of the registration statement no more than once during any twelve (12) month period for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 1.3; provided, however, that the holders of Registrable Securities initially requesting such registration shall be entitled to withdraw such request and, if such request is withdrawn, such requested registration shall not count as one of the permitted registrations hereunder and the Company shall pay all reasonable registration expenses in connection with such registration;

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(3)  in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(c)  Underwriting. If the Holders initiating the registration request under this Section 1.3 (the “Initiating Holders”) intend to distribute the Registrable Securities covered by their request by means of an underwriting, then they shall so advise the Company as a part of their request made pursuant to this Section 1.3 and the Company shall include such information in the written notice referred to in subsection Section 1.3(a). In such event, the right of any Holder to include his, her, or its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 1.3, if the underwriter(s) advise(s) the Company in writing that marketing factors require a limitation of the number of securities to be underwritten then the Company shall so advise all Holders of Registrable Securities that would otherwise be registered and underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be reduced as required by the underwriter(s) and allocated among the Holders of Registrable Securities on a pro rata basis according to the number of Registrable Securities then outstanding held by each Holder requesting registration (including the Initiating Holders); provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting and registration. Any Registrable Securities excluded and withdrawn from such underwriting shall be withdrawn from the registration.

(d)  Expenses. Subject to the foregoing, the Company shall file with the SEC a registration statement covering the Registrable Securities and other securities so requested to be registered pursuant to this Section 1.3 as soon as practicable after receipt of the request or requests of the Holders for such registration, which registration statement shall be on any applicable form that then permits the registration of the Registrable Securities for resale. The Company shall pay all expenses incurred in connection with each registration requested pursuant to this Section 1.3, (excluding underwriters’ or brokers’ discounts and commissions), including without limitation all filing, registration and qualification fees, printers’ and accounting fees and the reasonable fees and disbursements of one (1) counsel for the selling Holder or Holders and counsel for the Company. Each Holder participating in a registration pursuant to this Section 1.3 shall bear such Holder’s proportionate share (based on the number of shares sold by such Holder over the total number of shares included in such registration at the time it goes effective) of all discounts, commissions or other amounts payable to underwriters or brokers in connection with such offering.

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1.4  Obligations of the Company. Whenever required to effect the registration of any Registrable Securities under this Registration Rights Agreement, the Company shall, subject to the provisions of Section 1.4(g) below, as expeditiously as reasonably possible:

(a)  Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective until the earlier of the expiration of the 120-day period following effectiveness of such registration statement or the completion of the distribution contemplated in such registration statement.

(b)  Notify each Holder of such Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(c)  Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

(d)  Use reasonable efforts to register and qualify such Registrable Securities under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e)  In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting hereby agrees to also enter into and perform its obligations under such an agreement.

(f)  Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

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(g)  Notwithstanding any other provision of this Registration Rights Agreement, from and after the time a registration statement filed under this Section 2 covering Registrable Securities is declared effective, the Company shall have the right to suspend the registration statement and the related prospectus in order to prevent premature disclosure of any material non-public information related to corporate developments by delivering notice of such suspension to the Holders, provided, however, that the Company may exercise the right to such suspension only once in any 12-month period and for a period not to exceed 90 days. From and after the date of a notice of suspension under this Section 1.3(g), each Holder agrees not to use the registration statement or the related prospectus for resale of any Registrable Security until the earlier of (1) notice from the Company that such suspension has been lifted or (2) the 90th day following the giving of the notice of suspension.

(h)  Otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders to the extent so required, as soon as reasonably practicable, an earning statement covering the period of at least twelve months beginning after the effective date of the registration statement, which earning statement shall constitute an “earning statement” for purposes of Section 11(a) of the Securities Act and Rule 158(a) thereunder.

1.5  Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 1.2 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be reasonably required to timely effect the registration of their Registrable Securities.

1.6  Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.7  Indemnification. In the event any Registrable Securities are included in a registration statement under Section 1.2:

(a)  By the Company. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, managers, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, the “Violations” and, individually, a “Violation ”):

(1)  any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; or

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(2)  the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

(3)  any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement.

The Company will reimburse each such Holder, partner, member, manager, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, promptly after a request for reimbursement has been received by the Company, in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this subsection 1.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in strict conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, member, manager, officer, director, underwriter or controlling person of such Holder.

(b)  By Selling Holders. To the extent permitted by law, each selling Holder will, severally and not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, members, managers, directors or officers or any person who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, partner, member, manager or director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in strict conformity with written information furnished by such Holder expressly for use in connection with such registration. Each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; promptly after a request for reimbursement has been received by the indemnifying Holder, provided, however, that the indemnity agreement contained in this Section 1.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided  further, that the total amounts payable in indemnity and/or as an advancement of expenses by a Holder under this Section 1.6(b) in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

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(c)  Notice. Promptly after receipt by an indemnified party under this Section 1.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.6, deliver to the indemnifying party a written notice of the commencement thereof. The indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, to the extent materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.6.

(d)  Defect Eliminated in Final Prospectus. The foregoing indemnity agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the “Final Prospectus”), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act and such indemnified party was then obligated to so furnish such Final Prospectus to such person and had received a copy of the Final Prospectus from the Company.

(e)  Contribution. If the indemnification provided for in this Section 1.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by such indemnified party with respect to such loss, liability, claim, damage or expense in the proportion that is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In any such case, (A) no such Holder will be required to contribute any amount in excess of the net offering proceeds received by such Holder in the registered offering out of which such Violation arises; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

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(f)  Conflict with Underwriting Agreement. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement will control.

(g)  Survival. The obligations of the Company and Holders under this Section 1.6 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

1.8  Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

(a)  Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

(b)  Use reasonable, diligent efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c)  So long as a Holder owns any Registrable Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to the reporting requirements of the Exchange Act), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the Exchange Act).

1.9  Termination of the Company’s Obligations. The Company shall have no obligations pursuant to Section 1.2 or Section 1.3 with respect to any Registrable Securities proposed to be sold by a Holder in a registration pursuant to Section 1.2 or Section 1.3 if, in the opinion of counsel to the Company, all such Registrable Securities proposed to be sold by a Holder may be sold in a three (3) month period without registration under the Securities Act pursuant to Rule 144 under the Securities Act.

2.  ASSIGNMENT AND AMENDMENT.

2.1  Assignment. Notwithstanding anything herein to the contrary, the registration rights of a Holder under Section 1 hereof may be assigned only to a party who acquires at least 25% of the Warrant Stock issued to the assigning party under the Warrant Agreement; provided, however that no party may be assigned any of the foregoing rights unless the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned; provided further, that any such assignee shall receive such assigned rights subject to all the terms and conditions of this Registration Rights Agreement, including without limitation the provisions of this Section 2. Assignments may be made without the Company’s consent or obtaining the minimum number of shares of Registrable Securities noted above if the assignment is to a partner, member, affiliate, shareholder, parent, child or spouse of the Holder or to the Holder’s estate.

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2.2  Amendment and Waiver of Rights. Any provision of this Registration Rights Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Holders (and/or any of their permitted successors or assigns) holding a majority of all the Warrant Stock issued or issuable upon exercise of the Warrants (other than Warrant Stock that is no longer eligible for registration hereunder pursuant to Section 1.9 hereof); provided, further, that the grant to third parties of piggyback registration rights under Section 1.2 hereof on a pari passu basis with the piggyback registration rights of the Warrant Holders under Section 1.2 shall not be deemed to be a material and adverse change to the piggyback registration rights of the Warrant Holders under this Registration Rights Agreement and shall not require the consent of Warrant Holders. Any amendment or waiver effected in accordance with this Section 2.2 shall be binding upon each Holder, each permitted successor or assignee of such Holder and the Company.

3.  GENERAL PROVISIONS.

3.1  Notices. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Registration Rights Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Registration Rights Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) at the time of transmission by facsimile, addressed to the other party at its facsimile number specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by both telephone and printed confirmation sheet verifying successful transmission of the facsimile; (iii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iv) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries.

All notices for delivery outside the United States will be sent by facsimile or by express courier. Notices by facsimile shall be machine verified as received. All notices not delivered personally or by facsimile will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address or facsimile number as follows, or at such other address or facsimile number as such other party may designate by one of the indicated means of notice herein to the other parties hereto as follows:

(a)  if to a Warrant Holder, at such Warrant Holder’s respective address as set forth on Exhibit A hereto.

(b)  if to the Company, marked “Attention: Kevin Kuykendall, Group President, at 6701 Democracy Blvd., Suite 300, Bethesda, MD 20817.

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3.2  Entire Agreement. This Registration Rights Agreement and the documents referred to herein, together with all the Exhibits hereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Registration Rights Agreement, and supersede any and all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

3.3  Governing Law. This Registration Rights Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to that body of laws pertaining to conflict of laws.

3.4  Severability. If any provision of this Registration Rights Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Registration Rights Agreement and the remainder of this Registration Rights Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Registration Rights Agreement. Notwithstanding the forgoing, if the value of this Registration Rights Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

3.5  Third Parties. Nothing in this Registration Rights Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Registration Rights Agreement.

3.6  Successors And Assigns. Subject to the provisions of Section 2.1, this Registration Rights Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives.

3.7  Titles and Headings. The titles, captions and headings of this Registration Rights Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Registration Rights Agreement. Unless otherwise specifically stated, all references herein to “sections” and “exhibits” will mean “sections” and “exhibits” to this Registration Rights Agreement.

3.8  Counterparts. This Registration Rights Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

3.9  Costs And Attorneys’ Fees. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Registration Rights Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party’s costs and reasonable attorneys’ fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

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3.10  Adjustments for Stock Splits, Etc. Wherever in this Registration Rights Agreement there is a reference to a specific number of shares of Common Stock of the Company of any class or series, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Registration Rights Agreement shall automatically be proportionally adjusted to reflect the affect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.

3.11  Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Registration Rights Agreement.

3.12  Facsimile Signatures. This Registration Rights Agreement may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party. The original signature copy shall be delivered to the other party by express overnight delivery. The failure to deliver the original signature copy and/or the nonreceipt of the original signature copy shall have no effect upon the binding and enforceable nature of this Registration Rights Agreement.

[Signatures begin on next page]

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IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first written above.

THE COMPANY:

MOBILEPRO CORP.

By:	/s/ Jay O. Wright

Jay O. Wright President and Chief Executive Officer

WARRANT HOLDERS:

WELLS FARGO FOOTHILL, INC.

By:	/s/

Name: Title:

FOOTHILL PARTNERS III, L.P.

By:	/s/

Name: Title:

ABLECO FINANCE LLC

By:	/s/

Name: Title:

CERBERUS PARTNERS, L.P.

By:	Cerberus Associates, LLC, as General Partner

By: Name: Title:

13

ARK CLO 2000-1, LIMITED

By:	Patriarch Partners, LLC its Collateral Manager

By: Name: Title:

PNC BANK, NATIONAL ASSOCIATION

By:

Name: Title:

U.S. BANK NATIONAL ASSOCIATION

By:

Name: Title:

BNP PARIBAS

By:

Name: Title:

MORGAN STANLEY PRIME INCOME TRUST

By:

Name: Title:

AVENUE SPECIAL SITUATIONS FUND II, LP

By:

Name: Title: By: Avenue Capital Partners II, LLC, General Partner By: GL Partners II, LLC, Managing Member of the General Partner

14

EXHIBIT A

List of Warrant Holders

Name and Address	Number of Shares of Common Stock Underlying Warrants Held